Exhibit 99.1
[FORM OF STERLING FINANCIAL CORPORATION PROXY CARD]

YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.
PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the
postage-paid envelope provided as soon as possible.	COMPANY NUMBER
ACCOUNT NUMBER
—OR—	CONTROL NUMBER
TELEPHONE—Call toll-free 1-800-PROXIES from any
touch-tone telephone and follow the instructions.
Have your control number and proxy card available when you call.
—OR—
INTERNET—Access www.voteproxy.com and follow the on-screen
instructions. Have your control number available when you access the web page.
YOU MAY VOTE BY INTERNET OR TELEPHONE UNTIL 5:00 P.M., EST, ON MARCH 25, 2008.
IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR PROXY CARD.
DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	To adopt the Agreement and Plan of Merger, dated as of July 19, 2007, between The PNC Financial Services Group, Inc. and Sterling Financial Corporation, as it may be amended from time to time (the “Plan of Merger”), which provides for, among other things, the merger of Sterling Financial Corporation with and into The PNC Financial Services Group, Inc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to adopt the Plan of Merger.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
3.	To approve such other matters as may be appropriate in connection with the approval of the Plan of Merger and the transactions contemplated thereby.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:	Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder must sign. Please complete, date, sign and mail this proxy promptly in the enclosed postage-paid envelope.

STERLING FINANCIAL CORPORATION
101 North Pointe Boulevard, Lancaster, PA 17601
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Anthony D. Chivinski and Howard E. Groff, Jr. and each or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated on the reverse side, all the shares of common stock of Sterling Financial Corporation held of record by the undersigned on January 18, 2008, at the special meeting of shareholders to be held on March 26, 2008, or any adjournment thereof. The proxy holder may vote and otherwise represent the undersigned on any other matter which may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.
The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated February 11, 2008, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE MEETING, GIVE WRITTEN NOTIFICATION TO THE SECRETARY OF STERLING FINANCIAL CORPORATION, AND VOTE IN PERSON.
If you have any questions or need assistance in voting, please call Georgeson, Inc. toll-free at 1-800-319-6872. Shareholders calling from outside the U.S. and Canada may call 212-440-9800.
IMPORTANT — This Proxy is continued and must be signed on the reverse side.